Exhibit 10.34

THIRD AMENDMENT TO CREDIT AGREEMENT

This THIRD AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) is entered into as of October 31, 2011, by and among JOHN B. SANFILIPPO & SON, INC., a Delaware corporation (the “Borrower”), the lenders identified on the signature pages hereof (such lenders, together with their respective successors and permitted assigns, are referred to hereinafter each individually as a “Lender” and collectively as the “Lenders”), and WELLS FARGO CAPITAL FINANCE, LLC (f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as administrative agent (in such capacity “Agent”) and as a Lender. Unless otherwise specified herein, capitalized terms used in this Amendment shall have the meanings ascribed to them by the Credit Agreement (defined below).

RECITALS

WHEREAS, the Borrower, Agent, and the Lenders have entered into that certain Credit Agreement, dated as of February 7, 2008 (as amended, supplemented, restated or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, on the terms and subject to the conditions set forth herein, the Borrower, Agent and Lenders have agreed to amend the Credit Agreement as more fully described below;

NOW THEREFORE, in consideration of the foregoing, mutual agreements contained herein and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, Agent and Lenders hereby agree as follows:

SECTION 1.        Amendment.

(a)    The definition of “Change of Control” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“Change of Control” means that (a) Permitted Holders fail to own and control, directly or indirectly, 51% or more of the Stock of Borrower having the right to vote for the election of a majority of the members of the Board of Directors, (b) Permitted Holders fail to own and control, directly or indirectly, an amount of Class A common stock that is at least 12.5% of all of the Stock of Borrower having the right to vote for the election of the members of the Board of Directors, (c) any “person” or “group” (within the meaning of Sections 13(d) and 14(d) of the Exchange Act), other than Permitted Holders, becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 20%, or more, of the Stock of Borrower having the right to vote for the election of members of the Board of Directors, or (d) a majority of the members of the Board of Directors do not constitute Continuing Directors.

(b)    Clause (i) of the definition of “Eligible Accounts” contained in Schedule 1.1 to the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(i)    Accounts with respect to an Account Debtor whose total obligations owing to Borrower exceed 10%, or with respect to (i) Wal-Mart Stores, Inc. (and its subsidiaries and affiliates), 25%, (ii) Costco Wholesale Corporation, Frito-Lay North America, Inc. or Safeway, Inc. (and their respective subsidiaries and affiliates), 15%, or (iii) Target Corporation (and its subsidiaries and affiliates), only so long as it has a rating of Baa3 or higher from Moody’s or BBB- or higher from S&P, 20% (each such percentage, as applied to a particular Account Debtor, being subject to reduction by Agent in its Permitted Discretion if the creditworthiness of such Account Debtor deteriorates), of all Eligible Accounts, to the extent of the obligations owing by such Account Debtor in excess of such percentage; provided, however, that, in each case, the amount of Eligible Accounts that are excluded because they exceed the foregoing percentage shall be determined by Agent based on all of the otherwise Eligible Accounts prior to giving effect to any eliminations based upon the foregoing concentration limit,”

(c)    Schedule P-1 to the Credit Agreement is hereby amended and restated to read in its entirety as set forth on Schedule P-1 attached hereto.

SECTION 2.        Conditions. This Amendment shall become effective when the Agent shall have received duly executed counterparts of this Amendment from the Borrower and the Required Lenders and the Agent shall have executed and delivered its counterpart to this Amendment.

SECTION 3.        Reference to and Effect Upon the Credit Agreement.

(a)    Except as specifically set forth herein, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed; and

(b)    The amendment set forth herein is effective solely for the purpose set forth herein and shall be limited precisely as written, and shall not be deemed to (i) be a consent to any amendment, waiver of or modification of any other term or condition of the Credit Agreement or any other Loan Document, (ii) operate as a waiver of or otherwise prejudice any right, power or remedy that Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document or (iii) constitute an amendment or waiver of any provision of the Credit Agreement or any Loan Document, except as specifically set forth herein. Upon the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “herein”, “hereof’ and words of like import and each reference in the Credit Agreement and the Loan Documents to the Credit Agreement shall mean the Credit Agreement as amended hereby. This Amendment shall be construed in connection with and as part of the Credit Agreement.

SECTION 4.        Representations and Warranties. In order to induce Agent and Lenders to enter into this Amendment, Borrower hereby represents and warrants to Agent and Lenders, after giving effect to this Amendment:

(a)    All representations and warranties of Borrower and its Subsidiaries contained in the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of this Amendment, in each case as if made on and as of such date, other than representations and warranties that expressly relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date);

(b)    No Default or Event of Default has occurred and is continuing; and

(c)    This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of Borrower and are enforceable against Borrower in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors’ rights generally.

SECTION 5.        Costs and Expenses. As provided in Section 17.10 of the Credit Agreement, the Borrower shall pay all costs and expenses incurred by or on behalf of Agent and Lenders arising from or relating to this Amendment constituting Lender Group Expenses.

SECTION 6.        GOVERNING LAW. THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF, AND THE RIGHTS OF THE PARTIES HERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR RELATED HERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF ILLINOIS.

SECTION 7.        Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute part of this Amendment for any other purposes.

SECTION 8.        Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed an original, but all such counterparts shall constitute one and the same instrument.

(signature pages follow)

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

JOHN B. SANFILIPPO & SON, INC,
a Delaware corporation

By:	/s/ Michael Valentine
Title:	Chief Financial Officer

WELLS FARGO CAPITAL FINANCE, LLC
(f/k/a Wells Fargo Foothill, LLC), a Delaware limited liability company, as Agent and as a Lender

By:	/s/ Douglas Tindle
Title:	Senior Vice President

SOUTHWEST GEORGIA FARM CREDIT, ACA
for itself and as agent/nominee for Southwest Georgia Farm Credit, FLCA as a Lender

By:	/s/ Paxton Poitevint
Title:	Vice President

SCHEDULE P-1

Permitted Holders

(1) Jasper B. Sanfilippo, Marian R. Sanfilippo, Jeffrey T. Sanfilippo, Jasper B. Sanfilippo, Jr., Lisa A. Sanfilippo, John E. Sanfilippo, James J. Sanfilippo, Mathias A. Valentine, Mary J. Valentine, Michael J. Valentine, Mary Jo Carroll, and James A. Valentine (the “Families”), any spouse and any child, stepchild, sibling or descendant of the Families; (2) the estate of any person identified under clause (1); (3) any person who receives a beneficial interest, gift, grant or bequest in any entity included in clause (5) from, or in respect of, the will or estate of any person specified under clause (1) or any estate identified under clause (2); (4) any executor, personal administrator or trustee who holds a beneficial interest in any entity included in clause (5) for the benefit of, or as fiduciary for, any person under clauses (1), (2) or (3); (5) any corporation, partnership, limited liability company, trust, or similar entity, directly or indirectly owned or controlled by, or the sole beneficiary of which are, any member of the Families or any other person or persons identified in clauses (1), (2) or (3) or (6) an Affiliate of any of the persons identified in clauses (1), (2), (3) or (5).